ALLIANCE
                            ------------------------
                                VARIABLE PRODUCTS
                            ------------------------
                                   SERIES FUND
                            ------------------------
                            PREMIER GROWTH PORTFOLIO
                            ------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 22, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Premier Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

INVESTMENT RESULTS*
Periods Ended December 31, 2002

                                                       Total Returns
                                                                       Since
                                                  1 Year    5 Years  Inception*
                                                =========  ========  =========
   Alliance Premier
   Growth Portfolio                               -30.64%   -1.27%     10.19%

   Russell 1000
   Growth Index                                   -27.88%   -3.84%     7.49%

   S&P 500
   Stock Index                                    -22.09%   -0.58%     9.71%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 6/26/92.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Portfolio.

Undeniably, the past year has been a very difficult period for equity investors as the broader market declined for a third straight year. Most sectors showed significant stock price declines.

For the 12-month period ended December 31, 2002, the Portfolio returned -30.64%, underperforming its benchmarks, the Russell 1000 Growth Index and the S&P 500 Stock Index, which returned -27.88% and -22.09%, respectively.

The Portfolio's performance was hurt by substantial drops in specific investments in the first half of the year such as AOL-Time Warner, Inc., Tyco International, Ltd., Home Depot Inc. (all of which have been sold) and declines in AT&T Wireless Services, Inc., Sprint Corp (PCS Group), Tenet Healthcare Corp. and select technology names. The Portfolio was helped by investments in health care and select consumer discretionary stocks (Unitedhealth Group, Inc., Cardinal Health, Inc., Johnson & Johnson, Kohl's Corp., Wal-Mart Stores, Inc.).

ECONOMIC REVIEW

Despite a spate of data that indicates economic recovery is experiencing a somewhat erratic but sustainable trajectory, the equity markets remain skeptical. At some point in the future, however, we believe the demand for equities will rise and the move may be sharp and possibly sustained. At a time when 9% pension fund assumptions (corporate and public) cannot be met with 4% bonds, equities are likely to play an increasing role.

The task for portfolio managers is to prudently pre-position for the next bull market. We have emphasized those companies that can demonstrate double-digit growth and preferably have price-to-earnings (P/E) multiple to growth (PEG) ratios that are around or below 1.0. The current climate is one of extreme risk aversion, and it may require a little courage to recognize that investors are being paid to take risk for the first time in several years. We view downside risk as more contained and upside possibilities, certainly over the near-term, as generous.

Companies in every field are stressing cost cutting as the first order of the day and are operating with very low inventories and often good cash positions. This means that when demand moves up, there should be strong operational leverage during the first recovery phase. It is disappointing that world growth is not of a higher order, given low interest rates and fiscal stimulation. The Portfolio remains barbelled between steady, predictable

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

growers (including many financial stocks) and companies more exposed to further economic recovery (select media and consumer services). By contrast, the Portfolio does remain underweighted in technology.

REVIEW OF INVESTMENT STRATEGY

The Portfolio seeks long term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings and remain extremely price conscious when looking at one stock against another. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Portfolio with a broad mix of stocks. As always, we will continue to make individual decisions as best as we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

We appreciate your investment in Alliance Premier Growth Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President and Portfolio Manager

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92 - 12/31/02

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Premier Growth Portfolio: $24,386

S&P 500 Stock Index:               $24,421

Russell 1000 Growth Index:         $19,134


            Alliance Premier             S&P 500       Russell 1000
            Growth Portfolio             Index         Growth Index
12/31/92        $10,000                 $10,000          $10,000
12/31/93        $11,263                 $10,287          $11,006
12/31/94        $10,930                 $10,557          $11,150
12/31/95        $15,832                 $14,481          $15,335
12/31/96        $19,425                 $17,830          $18,854
12/31/97        $26,003                 $23,266          $25,142
12/31/98        $38,476                 $32,272          $32,333
12/31/99        $50,908                 $42,973          $39,132
12/31/00        $42,467                 $33,339          $35,571
12/31/01        $35,159                 $26,531          $31,345
12/31/02        $24,386                 $19,134          $24,421

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 12/31/92 to 12/31/02) as compared to the performance of appropriate broad-based indices.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Portfolio.

PREMIER GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
                                                                PERCENT OF
COMPANY                                    U.S. $ VALUE         NET ASSETS
--------------------------------------------------------------------------------
MBNA Corp.                                 $ 80,852,936             5.9%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                     78,481,650             5.8
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.             69,129,835             5.1
--------------------------------------------------------------------------------
American International Group, Inc.           67,862,794             5.0
--------------------------------------------------------------------------------
Kohl's Corp.                                 67,134,405             4.9
--------------------------------------------------------------------------------
Microsoft Corp.                              64,433,710             4.7
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                            64,083,750             4.7
--------------------------------------------------------------------------------
Viacom, Inc.                                 63,526,294             4.7
--------------------------------------------------------------------------------
Pfizer, Inc.                                 60,520,958             4.4
--------------------------------------------------------------------------------
Citigroup, Inc.                              49,982,750             3.7
                                           ------------            ----
--------------------------------------------------------------------------------
                                           $666,009,082            48.9%
--------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.9%
CONSUMER SERVICES-27.8%
AIRLINES-2.0%
Continental Airlines, Inc.
   Cl.B (a) ............................            1,040,200       $  7,541,450
KLM Royal Dutch Air
   (Netherlands) .......................              624,963          6,062,141
Northwest Airlines Corp.
   Cl.A (a) ............................            1,841,660         13,517,784
                                                                    ------------
                                                                      27,121,375
                                                                    ------------
BROADCASTING &
   CABLE-6.5%
Comcast Corp. Cl.A (a) .................            1,126,300         25,409,328
Viacom, Inc. (a) .......................            1,558,545         63,526,294
                                                                    ------------
                                                                      88,935,622
                                                                    ------------
CELLULAR
   COMMUNICATIONS-5.6%
AT&T Wireless Services,
   Inc. (a) ............................            6,101,600         34,474,040
Sprint Corp. (PCS Group)
   Cl.A (a) ............................            4,158,800         18,215,544
Vodafone Group Plc (ADR)
   (United Kingdom) ....................            1,320,500         23,927,460
                                                                    ------------
                                                                      76,617,044
                                                                    ------------
RETAIL-GENERAL
   MERCHANDISE-13.7%
Bed, Bath & Beyond, Inc. (a) ...........              495,690         17,116,176
Kohl's Corp. (a) .......................            1,199,900         67,134,405
Lowe's Cos., Inc. ......................            1,708,900         64,083,750
Target Corp. ...........................              255,600          7,668,000
Wal-Mart Stores, Inc. ..................              609,600         30,790,896
                                                                    ------------
                                                                     186,793,227
                                                                    ------------
                                                                     379,467,268
                                                                    ------------
FINANCE-26.5%
BROKERAGE & MONEY
   MANAGEMENT-3.6%
Goldman Sachs Group, Inc. ..............              283,300         19,292,730
Merrill Lynch & Co., Inc. ..............              339,400         12,880,230
Morgan Stanley Dean
   Witter & Co. ........................              434,000         17,325,280
                                                                    ------------
                                                                      49,498,240
                                                                    ------------
INSURANCE-7.5%
American International
   Group, Inc. .........................            1,173,082         67,862,794
Travelers Property Casualty
   Corp. Cl.A (a) ......................            1,845,167         27,031,696
Travelers Property Casualty
   Corp. Cl.B (a) ......................              536,218          7,855,594
                                                                    ------------
                                                                     102,750,084
                                                                    ------------
MORTGAGE BANKING-5.8%
Federal Home Loan Mortgage
   Corp ................................            1,170,700       $ 69,129,835
Federal National Mortgage
   Assn ................................              141,900          9,128,427
                                                                    ------------
                                                                      78,258,262
                                                                    ------------
MISCELLANEOUS-9.6%
Citigroup, Inc. ........................            1,420,368         49,982,750
MBNA Corp. .............................            4,250,943         80,852,936
                                                                    ------------
                                                                     130,835,686
                                                                    ------------
                                                                     361,342,272
                                                                    ------------
HEALTH CARE-22.8%
BIOTECHNOLOGY-2.2%
Amgen, Inc. (a) ........................              618,800         29,912,792
                                                                    ------------
DRUGS-5.5%
Pfizer, Inc. ...........................            1,979,750         60,520,958
Pharmacia Corp. ........................              342,900         14,333,220
                                                                    ------------
                                                                      74,854,178
                                                                    ------------
MEDICAL PRODUCTS-4.2%
Boston Scientific Corp. (a) ............              225,800          9,601,016
Johnson & Johnson ......................              533,600         28,659,656
Medtronic, Inc. ........................              432,500         19,722,000
                                                                    ------------
                                                                      57,982,672
                                                                    ------------
MEDICAL SERVICES-10.9%
Cardinal Health, Inc. ..................              816,900         48,352,311
Tenet Healthcare Corp. (a)  ............            1,312,050         21,517,620
UnitedHealth Group, Inc. ...............              939,900         78,481,650
                                                                    ------------
                                                                     148,351,581
                                                                    ------------
                                                                     311,101,223
                                                                    ------------
TECHNOLOGY-16.1%
COMMUNICATION
   EQUIPMENT-4.0%
Cisco Systems, Inc. (a) ................              541,000          7,087,100
Nokia Corp. (ADR) (Finland) ............            2,267,900         35,152,450
QUALCOMM, Inc. (a) .....................              343,700         12,507,243
                                                                    ------------
                                                                      54,746,793
                                                                    ------------
COMPUTER HARDWARE/
   STORAGE-2.5%
Dell Computer Corp. (a) ................            1,171,400         31,323,236
Hewlett-Packard Co. ....................              115,400          2,003,344
                                                                    ------------
                                                                      33,326,580
                                                                    ------------
COMPUTER SERVICES-0.5%
First Data Corp. .......................              207,000          7,329,870
                                                                    ------------
INTERNET
   INFRASTRUCTURE-0.9%
eBay, Inc. (a) .........................              180,700         12,255,074
                                                                    ------------
SEMI-CONDUCTOR
   CAPITAL EQUIPMENT-1.2%
Applied Materials, Inc. (a) ............            1,251,500         16,307,045
                                                                    ------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------
SEMI-CONDUCTOR
   COMPONENTS-1.4%
Intel Corp. ............................              621,500     $    9,676,755
Micron Technology, Inc. (a) ............              519,300          5,057,982
Texas Instruments, Inc. ................              283,900          4,261,339
                                                                  --------------
                                                                      18,996,076
                                                                  --------------
SOFTWARE-5.6%
Microsoft Corp. (a) ....................            1,246,300         64,433,710
PeopleSoft, Inc. (a) ...................              395,940          7,249,661
VERITAS Software
   Corp. (a) ...........................              256,000          3,998,720
                                                                  --------------
                                                                      75,682,091
                                                                  --------------
                                                                     218,643,529
                                                                  --------------
CONSUMER
   STAPLES-4.0%
HOUSEHOLD
   PRODUCTS-1.4%
The Procter & Gamble Co. ...............              228,400         19,628,696
                                                                  --------------
RETAIL-FOOD &
   DRUG-2.6%
Walgreen Co. ...........................            1,189,700         34,727,343
                                                                  --------------
                                                                      54,356,039
                                                                  --------------
                                                     Shares or
                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------
CAPITAL GOODS-1.7%
MISCELLANEOUS-1.7%
General Electric Co. ...................              946,800         23,054,580
                                                                  --------------
Total Common Stocks
   (cost $1,457,994,760) ...............                           1,347,964,911
                                                                  --------------
SHORT-TERM
   INVESTMENT-0.7%
COMMERCIAL PAPER-0.7%
General Electric Capital Corp.
   1.20%, 1/02/03
   (cost $10,034,666) ..................       $       10,035         10,034,666
                                                                  --------------
TOTAL
   INVESTMENTS-99.6%
   (cost $1,468,029,425) ...............                           1,357,999,577
Other assets
   less liabilities (b)-0.4% ...........                               5,067,515
                                                                  --------------
NET ASSETS-100% ........................                          $1,363,067,092
                                                                  ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Includes cash collateral received of $39,349,500 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                           Current
                                             Yield        Shares        Value
                                          -----------  ------------ ------------
   UBS Private Money Market Fund, LLC        1.46%      39,349,500   $39,349,500

   Glossary:

   ADR - American Depositary Receipt

   See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $1,468,029,425)  $ 1,357,999,577(a)
   Cash ....................................................              873
   Collateral held for securities loaned ...................       39,349,500
   Receivable for investment securities sold ...............       12,432,080
   Receivable for capital stock sold .......................        2,795,312
   Dividends and interest receivable .......................          746,849
                                                              ---------------
   Total assets ............................................    1,413,324,191
                                                              ---------------
LIABILITIES
   Payable for collateral received on securities loaned ....       39,349,500
   Payable for investment securities purchased .............        8,453,217
   Advisory fee payable ....................................        1,204,267
   Payable for capital stock redeemed ......................          833,180
   Accrued expenses ........................................          416,935
                                                              ---------------
   Total liabilities .......................................       50,257,099
                                                              ---------------
NET ASSETS .................................................  $ 1,363,067,092
                                                              ===============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................................  $        78,373
   Additional paid-in capital ..............................    2,305,708,685
   Accumulated net realized loss on investment transactions      (832,690,118)
   Net unrealized depreciation of investments ..............     (110,029,848)
                                                              ---------------
                                                              $ 1,363,067,092
                                                              ===============
Class A Shares
   Net assets ..............................................  $   869,129,612
                                                              ===============
   Shares of capital stock outstanding .....................       49,806,262
                                                              ===============
   Net asset value per share ...............................  $         17.45
                                                              ===============
Class B Shares
   Net assets ..............................................  $   493,937,480
                                                              ===============
   Shares of capital stock outstanding .....................       28,566,991
                                                              ===============
   Net asset value per share ...............................  $         17.29
                                                              ===============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $38,284,462 (see Note F).

      See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $175,556) ...   $    10,616,245
   Interest ................................................           426,095
                                                               ---------------
   Total investment income .................................        11,042,340
                                                               ---------------
EXPENSES
   Advisory fee ............................................        16,947,980
   Distribution fee-- Class B ..............................         1,309,983
   Printing ................................................           279,849
   Custodian ...............................................           267,783
   Audit and legal .........................................           153,853
   Administrative ..........................................            69,000
   Transfer agency .........................................            34,151
   Directors' fees and expenses ............................             3,759
   Miscellaneous ...........................................           100,300
                                                               ---------------
   Total expenses ..........................................        19,166,658
                                                               ---------------
   Net investment loss .....................................        (8,124,318)
                                                               ---------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions ............      (466,319,467)
   Net change in unrealized appreciation/depreciation
     of investments ........................................      (179,559,420)
                                                               ---------------
   Net loss on investment transactions .....................      (645,878,887)
                                                               ---------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .................   $  (654,003,205)
                                                               ===============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                               Year Ended       Year Ended
                                                                              December 31,     December 31,
                                                                                  2002             2001
                                                                             ==============   ==============
DECREASE IN NET ASSETS FROM OPERATIONS
   Net investment loss ...................................................   $   (8,124,318)  $   (5,848,138)
   Net realized loss on investment transactions ..........................     (466,319,467)    (355,926,187)
   Net change in unrealized appreciation/depreciation of investments .....     (179,559,420)     (92,268,723)
                                                                             --------------   --------------
   Net decrease in net assets from operations ............................     (654,003,205)    (454,043,048)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investment transactions
     Class A .............................................................               -0-     (88,819,599)
     Class B .............................................................               -0-     (22,339,314)
   Distributions in excess of net realized gain on investment transactions
     Class A .............................................................               -0-      (8,345,468)
     Class B .............................................................               -0-      (2,098,996)
   Tax return of capital
     Class A .............................................................               -0-        (336,530)
     Class B .............................................................               -0-         (84,642)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) ...............................................     (141,770,338)     220,472,254
                                                                             --------------   --------------
   Total decrease ........................................................     (795,773,543)    (355,595,343)
NET ASSETS
   Beginning of period ...................................................    2,158,840,635    2,514,435,978
                                                                             --------------   --------------
   End of period .........................................................   $1,363,067,092   $2,158,840,635
                                                                             ==============   ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Premier Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio investments are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned

                                          Alliance Variable Products Series Fund
================================================================================

and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002, amounted to $6,596,311, of which $311,635 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,027 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ...........................          $1,829,934,059
U.S. government and agencies ..........................                      -0-
Sales:
Stocks and debt obligations ...........................          $1,947,761,060
U.S. government and agencies ..........................                      -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $1,569,141,885. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .........................           $  88,530,962
Gross unrealized depreciation .........................            (299,673,270)
                                                                  -------------
Net unrealized depreciation ...........................           $(211,142,308)
                                                                  =============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

                                          Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                        2002           2001
                                                    ============   ============
Distributions paid from:
   Net long-term capital gains ...................  $         -0-  $121,603,377
                                                    ------------   ------------
Total taxable distributions ......................            -0-    121,603,377
   Tax return of capital .........................            -0-        421,172
                                                    ------------   ------------
Total distributions paid .........................  $         -0-  $122,024,549
                                                    ============   ============

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................        $(731,577,658)(a)
Unrealized appreciation/(depreciation) ................         (211,142,308)(b)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(942,719,966)
                                                               =============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $715,947,575 of which $237,722,331 will expire in the year 2009 and $478,225,244 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $15,630,083.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio earns fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $38,284,462 and received cash collateral of $39,349,500, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $153,315 which is included in interest income in the accompanying statement of operations.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                   -----------------------------     -----------------------------
                                              SHARES                           AMOUNT
                                   -----------------------------     -----------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended
                                   December 31,     December 31,     December 31,     December 31,
                                       2002             2001             2002             2001
                                   =============    =============    =============    =============
Class A
Shares sold ....................       2,459,924        4,983,062    $  51,731,375    $ 140,714,054
Shares issued in reinvestment of
   distributions ...............              -0-       3,507,251               -0-      97,501,597
Shares redeemed ................     (15,703,442)     (12,463,994)    (315,011,856)    (331,670,351)
                                   -------------    -------------    -------------    -------------
Net decrease ...................     (13,243,518)      (3,973,681)   $(263,280,481)   $ (93,454,700)
                                   =============    =============    =============    =============
Class B
Shares sold ....................      11,008,978       12,741,518    $ 225,136,945    $ 344,778,153
Shares issued in reinvestment of
   distributions ...............              -0-         886,906               -0-      24,522,952
Shares redeemed ................      (5,335,326)      (2,201,110)    (103,626,802)     (55,374,151)
                                   -------------    -------------    -------------    -------------
Net increase ...................       5,673,652       11,427,314    $ 121,510,143    $ 313,926,954
                                   =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      -----------------------------------------------------------------------
                                                                                     CLASS A
                                                      -----------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                      =======================================================================
                                                         2002           2001           2000           1999           1998
                                                      ===========    ===========    ===========    ===========    ===========
Net asset value, beginning of period ...............  $     25.16    $     32.05    $     40.45    $     31.03    $     20.99
                                                      -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net investment loss (a) ............................         (.08)          (.06)          (.11)          (.09)          (.01)(b)
Net realized and unrealized gain (loss) on
   investment transactions .........................        (7.63)         (5.31)         (6.18)          9.98          10.08
                                                      -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net asset value from
   operations ......................................        (7.71)         (5.37)         (6.29)          9.89          10.07
                                                      -----------    -----------    -----------    -----------    -----------
Less: Dividends and Distributions
Dividends from net investment income ...............           -0-            -0-            -0-            -0-          (.03)
Distributions from net realized gain on investment
   transactions ....................................           -0-         (1.38)         (2.11)          (.47)            -0-
Distributions in excess of net realized gain on
   investment transactions .........................           -0-          (.14)            -0-            -0-            -0-
                                                      -----------    -----------    -----------    -----------    -----------
Total dividends and distributions ..................           -0-         (1.52)         (2.11)          (.47)          (.03)
                                                      -----------    -----------    -----------    -----------    -----------
Net asset value, end of period .....................  $     17.45    $     25.16    $     32.05    $     40.45    $     31.03
                                                      ===========    ===========    ===========    ===========    ===========
Total Return
Total investment return based on net asset value (c)       (30.64)%       (17.21)%       (16.58)%        32.32%         47.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $   869,130    $ 1,586,575    $ 2,148,332    $ 2,345,563    $ 1,247,254
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         1.05%          1.04%          1.04%          1.05%          1.06%
   Expenses, before waivers and reimbursements .....         1.05%          1.04%          1.04%          1.05%          1.09%
   Net investment loss .............................         (.41)%         (.21)%         (.29)%         (.27)%        (.04)%(b)
Portfolio turnover rate ............................          109%            49%            41%            26%            31%

--------------------------------------------------------------------------------

See footnote summary on page 16.

PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         ----------------------------------------------------
                                                                                                  CLASS B
                                                                         ----------------------------------------------------
                                                                                                             July 14, 1999(d)
                                                                               Year Ended December 31,              to
                                                                         ===================================   December 31,
                                                                            2002         2001         2000         1999
                                                                         =========    ==========   =========    =========
Net asset value, beginning of period ..................................  $   25.00    $   31.93    $   40.40    $   35.72
                                                                         ---------    ---------    ---------    ---------
Income From Investment Operations
Net investment loss (a) ...............................................       (.13)        (.12)        (.18)        (.07)
Net realized and unrealized gain (loss) on investment transactions ....      (7.58)       (5.29)       (6.18)        4.75
                                                                         ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value from operations ............      (7.71)       (5.41)       (6.36)        4.68
                                                                         ---------    ---------    ---------    ---------
Less: Distributions
Distributions from net realized gain on investment transactions .......         -0-       (1.38)       (2.11)          -0-
Distributions in excess of net realized gain on investment transactions         -0-        (.14)          -0-          -0-
                                                                         ---------    ---------    ---------    ---------
Total distributions ...................................................         -0-       (1.52)       (2.11)          -0-
                                                                         ---------    ---------    ---------    ---------
Net asset value, end of period ........................................  $   17.29    $   25.00    $   31.93    $   40.40
                                                                         =========    =========    =========    =========
Total Return
Total investment return based on net asset value (c) ..................     (30.84)%     (17.40)%     (16.78)%      13.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............................  $ 493,937    $ 572,266    $ 366,104    $  27,124
Ratio to average net assets of:
   Expenses ...........................................................       1.31%        1.29%        1.30%        1.29%(e)
   Net investment loss ................................................       (.64)%       (.47)%       (.51)%       (.53)%(e)
Portfolio turnover rate ...............................................        109%          49%          41%          26%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Premier Growth Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Premier Growth Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

New York, New York
February 3, 2003

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND                  OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                COMPLEX              DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                            OVERSEEN BY               HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR                DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and                  114                    None
1345 Avenue of the Americas      a Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(13)                             been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and                 93                     None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group,
                                 and Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                  98                     None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was Chief
                                 Financial Officer of Eberstadt Asset Management
                                 since 1968. Prior to that he was a Senior
                                 Manager at Price Waterhouse & Co. Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor            94                     None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                  110                    None
Suite 100                        consultant. He was formerly Senior
2 Soundview Drive                Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with  which
(13)                             he had been associated since prior to 1998. He
                                 was formerly Deputy Comptroller of the State of
                                 New York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND                  OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                COMPLEX              DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                            OVERSEEN BY               HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR                DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill                 93                 Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments) and a
                                 Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,                92                       None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(7)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New York.


--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                                  PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                     DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Alfred L. Harrison, 65           Senior Vice President        Vice Chairman of ACMC, with which he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of
                                 Financial Officer            AFD, with which he has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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